Exhibit 10.4 CENCORA, INC. RESTRICTED STOCK UNIT AWARD TO EMPLOYEE Participant: Participant Name Number of Restricted Stock Units Granted: Number of Shares Granted Date of Grant: Grant Date Vesting Date: All Shares on the Second Anniversary of the Date of Grant RECITALS This Restricted Stock Unit Award (this “Award Agreement”) is made by Cencora, Inc., a Delaware corporation (the “Company”), pursuant to the 2022 Omnibus Incentive Plan (the “Plan”). WHEREAS, the Company has agreed to grant to the Participant Restricted Stock Units, subject to certain restrictions and on the terms and conditions contained in this Award Agreement. NOW, THEREFORE, in consideration of the foregoing and the premises contained herein and intending to be legally bound hereby: 1. Definitions. Unless otherwise defined herein, capitalized terms used in this Award Agreement shall have the meanings ascribed to them in the Plan. As used herein: (a) “Award” means an award of Restricted Stock Units hereby granted. (b) “Date of Grant” means the date on which the Company awarded the Restricted Stock Units to the Participant pursuant to the Plan. (c) “Disability” means the Participant is eligible to receive long-term disability benefits under the Company’s long-term disability plan. (d) “Restricted Stock Units” means the Restricted Stock Units which are the subject of the Award hereby granted. (e) “Shares” mean shares of the Company’s Common Stock. (f) “Taxes” means the federal, state and local income and employment taxes required to be withheld in connection with the vesting and issuance of the Shares (or other amounts or property) under the Award. (g) “Vesting Period” means, with respect to each Restricted Stock Unit, the period beginning on the Date of Grant and ending on the second anniversary thereof. 2. Grant of Restricted Stock Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the Restricted Stock Units. Each Restricted Stock Unit represents an unfunded unsecured right of the Participant, upon vesting of the Restricted Stock Unit, to receive one Share. 3. Vesting. Subject to the terms and conditions set forth herein and in the Plan, the Restricted Stock Units shall become 100% vested on the last day of the Vesting Period (the “Vesting Date”), provided the Participant has remained in Service from the Date of Grant through the Vesting Date.

2 Notwithstanding the foregoing, (a) if the Participant ceases to be in Service prior to the Vesting Date as a result of the Participant’s death or Disability, the Restricted Stock Units shall become one hundred percent (100%) vested as of the date of such cessation of Service; and (b) if upon or within two (2) years following a Change in Control that occurs after the Date of Grant, the Participant’s Service as an employee is involuntarily terminated by the Company (or successor thereto, or a Parent or Subsidiary), other than for Cause, the Restricted Stock Units to the extent outstanding shall become one hundred percent (100%) vested as of the date of such cessation of Service. 4. Forfeiture of Restricted Stock Units. Except as set forth in Section 3(b), if at any time the Participant ceases Service for any reason other than death or Disability during the Vesting Period, the Restricted Stock Units shall be forfeited by the Participant and deemed canceled by the Company and the Participant shall thereupon cease to have any right or be entitled to receive any Shares under those forfeited Restrict Stock Units. 5. Rights of Participant. The Participant shall not have the rights of a stockholder of the Company with respect the Shares represented by the Restricted Stock Units, including, without limitation, the right to vote the Shares represented by the Restricted Stock Units, unless and until such Shares have been delivered to the Participant in accordance with Section 9. 6. Dividend Equivalents. The Participant shall not receive cash dividends on the Restricted Stock Units, but instead shall, with respect to each Restricted Stock Unit, be entitled to a cash payment from the Company determined on each cash dividend payment date with respect to the Shares with a record date occurring at any time following the Date of Grant but prior to the date that the Shares represented by the Restricted Stock Units are delivered to the Participant in accordance with Section 9. Such cash payment shall be equal to the dividend that would have been paid on the Share represented by each Restricted Stock Unit had the Share been issued and outstanding and entitled to the dividend. Cash payments for each cash dividend payment date with respect to the Shares with a record date occurring prior to the date that the Shares represented by the Restricted Stock Units vest and are delivered to the Participant in accordance with Section 9 shall be accrued until such delivery date and paid to the Participant at the same time delivery of the Shares represented by the Restricted Stock Units is made to the Participant in accordance with Section 9, subject to applicable withholding. However, no such dividend equivalent payments shall be paid if the Participant does not vest in the Restricted Stock Units. 7. Notices. Any notice to the Company provided for in this instrument shall be addressed to the Compensation Committee c/o Chief Human Resources Officer at 1 West First Avenue Conshohocken, PA 19428, and any notice to the Participant shall be addressed to such Participant at the current address or electronic mail address shown on the records of the Company (or Parent or Subsidiary), or to such other address or electronic mail address as the Participant may designate to the Company in writing. Any notice shall be delivered by hand, sent by overnight courier or telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service, or, if to the Participant, delivered via electronic mail (provided written confirmation of the transmission is obtained). 8. Securities Laws, etc. The Administrator may from time to time impose any conditions on the Restricted Stock Units, and the Shares represented by the Restricted Stock Units, as it deems necessary or advisable to ensure that the Plan and this Award satisfy the conditions of Rule 16b-3, and that such Shares are issued and resold in compliance with the Securities Act of 1933, as amended. The Company may require that the Participant represent that the Participant is holding the Shares for the Participant's own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Administrator deems appropriate.

3 9. Delivery of Shares. (a) Notwithstanding any provision of this Award Agreement or the Plan to the contrary (other than Sections 11, 14(b) and 14(c) hereof and Section 14 of the Plan), the Shares represented by the Restricted Stock Units (or such other consideration as permitted by Section 18(b) of the Plan) that have become nonforfeitable shall only be delivered to or on behalf of the Participant (in certificate or electronic form) on the earliest of: (i) the Vesting Date; (ii) the date that the Participant’s Service ceases due to the Participant’s death or Disability; (iii) if the Participant’s Service as an employee is involuntarily terminated by the Company (or successor thereto, or Parent or Subsidiary), other than for Cause, upon or within two (2) years following a Change in Control, the date of such termination; or (iv) the date that the Administrator exercises its discretion to vest and deliver such Shares (or other consideration) to the Participant pursuant to Section 18(b) of the Plan, consistent with Code Section 409A. (b) The Shares will be delivered without payment from the Participant and without any legend or restrictions, except for such restrictions as may be imposed by the Administrator, in its sole judgment, under Section 8, provided that no certificates for Shares will be delivered to the Participant until appropriate arrangements have been made with the Company for the withholding of any Taxes which may be due with respect to such Shares. The Company may condition delivery of certificates for Shares upon the prior receipt from the Participant of any undertakings which it may determine are required to ensure that the certificates are being issued in compliance with federal and state securities laws. (c) The right to payment of any fractional Shares shall be satisfied in cash, measured by the product of the fractional amount times the Fair Market Value of a Share on the Vesting Date (or the date that the cessation of the Participant’s Service due to the Participant’s death or Disability or other date on which the Restricted Stock Units become vested under Section 3, if earlier) determined by the Administrator. 10. Withholding Taxes. (a) The issuance of the Shares shall be subject to the collection of all applicable Taxes. The Taxes may be paid in one or both of the following forms: (i) delivery of a check to the Company in the amount of such Taxes, or (ii) through a Share withholding procedure approved by the Administrator pursuant to which the Company will withhold, at the time of such issuance, a portion of the Shares with a Fair Market Value (measured as of the applicable issuance date) equal to the amount of those Taxes. Unless the Participant delivers a check to the Company in the amount of the Taxes, the Company will withhold Shares in accordance with Section 10(a)(ii) to cover the Taxes. (b) Notwithstanding the foregoing provisions of this Section 10, the employee portion of the federal, state and local employment taxes required to be withheld by the Company in connection with the vesting (or deemed vesting by reason of the Participant being or becoming eligible for Retirement) of the Shares or any other amounts hereunder (the “Employment Taxes”) shall in

4 all events be collected from the Participant in connection with vesting of the Restricted Stock Units. The provisions of this Section 10(b) shall be applicable only to the extent necessary to comply with the applicable tax withholding requirements of Code Section 3121(v). (c) The Company shall collect the Taxes with respect to each non-Share distribution (including a dividend-equivalent payment) by withholding a portion of that distribution equal to the amount of the applicable Taxes, with the cash portion of the distribution to be the first portion so withheld. 11. Special Forfeiture and Repayment Rules. (a) The Participant hereby acknowledges and agrees that this Award is subject to the Company’s Dodd-Frank Compensation Recoupment Policy and Discretionary Compensation Recoupment Policy, and any other applicable clawback, recoupment or similar policy that the Board or Compensation Committee may adopt at any time (each, a “Policy”) and acknowledges and agrees that the Restricted Stock Units (and related dividend equivalents) hereunder granted, the Shares issued or to be issued and/or amounts paid or to be paid hereunder and/or amounts received with respect to any sale of such Shares, shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of such Policy and this Agreement. The Participant agrees and consents to the Company’s application, implementation and enforcement of (i) any such Policy established by the Company that may apply to the Participant and (ii) any provision of applicable law or required to be adopted by an applicable stock listing exchange relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are necessary to effectuate such Policy or applicable law or requirement without further consent or action being required by the Participant. To the extent that the terms of this Award Agreement and any Policy conflict, the terms of the applicable Policy shall prevail. In the event of a clawback, recoupment or forfeiture event under an applicable Policy, the amount required to be clawed back, recouped or forfeited pursuant to such policy shall be deemed not to have been earned under the terms of the Plan, and the Company shall be entitled to recover from the Participant the amount specified under the Policy to be clawed back, recouped or forfeited (which amount, as applicable, shall be deemed an advance that remained subject to the Participant satisfying all eligibility conditions for earning the amounts deferred, accrued, or credited under this Plan). (b) Accordingly, in addition to any remedies set forth in the applicable Policy, in the event that a covered event or other triggering event (as described in the applicable Policy) with respect to a Participant occurs, or the Participant’s breach of any of the Restrictive Covenants set forth in Attachment A hereto (each, a “Triggering Event”), and unless the Administrator or its delegate determines otherwise, then: (i) any of the Restricted Stock Units (and related dividend equivalents) that remain unvested as of the date the Administrator or its delegate determines that the Participant has experienced a Triggering Event, and any Restricted Stock Units (or related dividend equivalents) that have so vested but the Shares represented by such Restricted Stock Units (or related dividend equivalents) have not yet been delivered in accordance with Section 9, shall be immediately and automatically forfeited; and (ii) if the Restricted Stock Units have vested and the Shares represented by such Restricted Stock Units (and related dividend equivalents) have been delivered to the Participant in accordance with Section 9 within the twelve (12)-month period immediately prior to the date of the acts or omissions that gave rise to such Triggering Event or anytime thereafter, within ten (10) days of receiving written notice from the Company that a Triggering Event has occurred, the Participant shall deliver to the Company a number of unrestricted Shares equal to the number of Shares and any cash delivered to the Participant in respect of the Restricted Stock Units (and related dividend equivalents) during such period; provided that if, at the time delivery of the Shares by the Participant is required, the Participant cannot

5 deliver a number of unrestricted Shares equal to the number of Shares delivered to the Participant in respect of the Restricted Stock Units during such period, in addition to the delivery of the number of unrestricted Shares by the Participant at such time, the Participant shall be required to pay to the Company an amount equal to the product of the number of such Shares delivered to the Participant in respect of the Restricted Stock Units during such period (less the number of Shares contemporaneously delivered by the Participant to the Company), multiplied by the Fair Market Value of one Share as of the date the Restricted Stock Units became vested. (c) The Administrator shall determine in its sole discretion whether a Triggering Event has occurred with respect to the Participant. (d) The Participant hereby acknowledges and agrees that the restrictions contained herein, including, but not limited to, the Restrictive Covenants set forth in Attachment A hereto, are being made for the benefit of the Company in consideration of the Participant’s receipt of the Award. The Participant further acknowledges that the receipt of the Award is a voluntary action on the part of the Participant and that the Company is unwilling to provide the Award to the Participant without including the restrictions contained in the Plan. (e) To the extent permitted by applicable law, including without limitation Section 409A of the Code, the Participant hereby consents to a deduction from, and set-off against, any amounts owed to the Participant by the Company or its affiliates from time to time (including, but not limited to, amounts owed to the Participant as wages, severance payments or other fringe benefits) to the extent of the amounts owed to the Company by the Participant under this Award Agreement. (f) The Special Forfeiture and Repayment Rules provisions of this Award Agreement and the Plan are in addition to, not in lieu of, any other obligation and/or restriction that the Participant may have with respect to the Company, whether by operation of law, contract, or otherwise, including, without limitation, any non-competition and non-solicitation obligations contained in an employment agreement entered into by and between the Participant and the Company or any of its affiliates. 12. Transferability. The Restricted Stock Units (and the underlying Shares (and related dividend equivalents)) may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, and any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance not permitted by this Section 12 shall be void and unenforceable. However, any Shares (and related dividend equivalents) which vest hereunder but otherwise remain unissued at the time of the Participant’s death, shall be issued to the Participant’s designated beneficiary or beneficiaries of this Award or in the absence of such designated beneficiaries, pursuant to the provisions of the Participant’s will or laws of descent and distribution. 13. Restrictive Covenants and Other Attachments. The Participant hereby agrees to the Restrictive Covenants set forth in Attachment A hereto and acknowledges and agrees to the provisions of Attachment B hereto. 14. Section 409A. (a) It is the intention of the parties that the provisions of this Award Agreement shall, to the maximum extent possible, be exempt from Code Section 409A. Accordingly, to the extent there is any ambiguity as to whether one or more provisions of this Award Agreement would otherwise contravene the requirements or limitations of Code Section 409A and the Treasury Regulations applicable thereunder, then those provisions shall be interpreted and applied in a manner that does not result in a violation of the requirements or limitations of Code Section 409A and the Treasury Regulations thereunder.

6 (b) However, to the extent this Award Agreement should be deemed to create a deferred compensation arrangement subject to the requirements of Code Section 409A, then no Shares or other amounts which become issuable or distributable under this Award Agreement by reason of the Participant’s cessation of Service shall actually be issued or distributed to the Participant until the date of the Participant’s separation from service within the meaning of Treasury Regulation 1.409A-1(h) or as soon thereafter as administratively practicable, but in no event later the fifteenth (15th) day of the third (3rd) calendar month following the date of such separation from service, unless a delayed commencement date is otherwise required pursuant to Section 14(c). (c) To the extent this Award Agreement should be deemed to create a deferred compensation arrangement subject to the requirements of Code Section 409A, no Shares or other amounts which become issuable or distributable under this Award Agreement by reason of the Participant’s separation from service shall actually be issued or distributed to the Participant prior to the earlier of (i) the first day of the seventh (7th) month following the date of such separation from service or (ii) the date of the Participant’s death, if the Participant is deemed at the time of such separation from service to be a specified employee under Treasury Regulation 1.409A-1(i), as determined by the Administrator in accordance with consistent and uniform standards applied to all other Code Section 409A arrangements of the Company, and such delayed commencement is otherwise required in order to avoid a prohibited distribution under Code Section 409A(a)(2). The deferred Shares or other distributable amount shall be issued or distributed in a lump sum on the first day of the seventh (7th) month following the date of the Participant’s separation from service or, if earlier, the first day of the month immediately following the date the Company receives proof of the Participant’s death. In no event shall the Participant have the right to determine the calendar year in which any such issuance or distribution is to occur. 15. Miscellaneous. (a) The Award granted hereunder shall not confer upon the Participant any right to continue in Service and shall not interfere in any way with the right of the Company (or any Parent or Subsidiary) to terminate the Participant’s Service at any time. The right of the Company (or any Parent or Subsidiary) to terminate at will the Participant’s Service at any time for any reason is specifically reserved. (b) The Award granted hereunder is subject to the approval of the Plan by the shareholders of the Company to the extent that such approval (i) is required pursuant to the rules and regulations of the New York Stock Exchange, or (ii) is required to satisfy the conditions of Rule 16b-3. (c) The Participant acknowledges that the Company has not advised the Participant regarding the Participant’s tax liability in connection with the grant or vesting of the Restricted Stock Units (and related dividend equivalents) or the delivery of the Shares represented by the Restricted Stock Units (and related dividend equivalents). The Participant is not relying on any statements or representations of the Company or any of its agents in regard to such liability. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of the transactions contemplated by this Award Agreement. (d) The validity, performance, construction and effect of this Award shall be governed by and determined in accordance with the law of the State of Delaware, without giving effect to conflicts of laws principles thereof. (e) Except to the extent otherwise provided in this Award Agreement, the provisions of this Award Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries of the Award designated by the Participant.

7 (f) This Award Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. (g) The Participant has received a copy of the Plan, a copy of which is attached hereto, has been provided with the opportunity to read the Plan and is familiar with the terms and provisions thereof and hereby accepts this Award subject to all of the terms and provisions of this Award Agreement and the Plan, including, without limitation, the Special Forfeiture and Repayment Rule provisions of the Plan. The Participant hereby acknowledges the receipt of the prospectus for the Plan, a copy of which is attached hereto. All decisions or interpretations of the Administrator upon any questions arising under the Plan or this Award Agreement shall be binding, conclusive and final. 16. GRANT ACCEPTANCE. YOU MUST ACCEPT THE TERMS OF THIS AWARD AGREEMENT WITHIN A TIME PERIOD SPECIFIED BY THE COMPANY FOLLOWING RECEIPT IN ACCORDANCE WITH THE PROCEDURES SPECIFIED BY THE COMPANY. IF YOU DO NOT ACCEPT THE TERMS AS INSTRUCTED, THIS AWARD AGREEMENT WILL AUTOMATICALLY, WITHOUT FURTHER ACTION OF THE COMPANY OR THE ADMINISTRATOR, TERMINATE AND THE AWARD WILL BE FORFEITED. ACCEPTANCE OF THIS AWARD AGREEMENT CONSTITUTES YOUR CONSENT TO ANY ACTION TAKEN UNDER THE PLAN AND THIS AWARD AGREEMENT AND YOUR AGREEMENT TO BE BOUND BY THE COVENANTS AND AGREEMENTS CONTAINED IN ATTACHMENT A AND ATTACHMENT B HERETO. YOU SHOULD READ ATTACHMENT A AND ATTACHMENT B CAREFULLY BEFORE DECIDING WHETHER TO ACCEPT THIS AWARD. YOU HAVE THE RIGHT TO CONSULT WITH COUNSEL PRIOR TO ACCEPTING THIS AWARD. IF YOU DECIDE NOT TO ACCEPT THIS AWARD, YOU WILL FORFEIT THE AWARD AND THE RESTRICTIVE COVENANTS SET FORTH IN ATTACHMENT A AND ATTACHMENT B HERETO WILL NOT APPLY. HOWEVER, YOU WILL CONTINUE TO BE SUBJECT TO ANY RESTRICTIVE COVENANTS WITH RESPECT TO PRIOR OR SUBSEQUENT EQUITY GRANTS AND ANY OTHER RESTRICTIVE COVENANT AGREEMENTS BETWEEN YOU AND THE COMPANY. THERE WILL BE NO OTHER CONSEQUENCES AS A RESULT OF YOUR DECISION NOT TO ACCEPT AWARD. IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Award Agreement effective as of the Date of Grant. Cencora, Inc. /s/ Steven Collis Steve Collis Chairman, President, CEO

8 ATTACHMENT A Restrictive Covenants 1. The Participant acknowledges that the Company’s business is national and international in scope so that it is reasonable and necessary to have nationwide and international restrictions to protect the Company’s legitimate business interests. During the Participant’s employment and for the two-year period following the Participant’s termination of employment for any reason other than a termination by the Company without Cause or, if the Participant terminates employment as a result of Retirement, during the period which is the greater of (i) the two (2)-year period following such Retirement or (ii) the period beginning on the effective date of such Retirement and ending on the date on which any Award granted to such Participant will vest in full, the Participant agrees that the Participant will not, unless acting with the prior written consent of the Company, directly or indirectly, own, manage, control, or participate in the ownership, management or control of, or be employed or engaged by, or otherwise affiliated or associated with, as an officer, director, employee, consultant, independent contractor or otherwise, any other corporation, partnership, proprietorship, firm, association or other business entity, which is engaged in any business, including the wholesale distribution of pharmaceutical products, that, or otherwise engage in any business that, as of the date on which the Participant’s employment with the Company terminates, is engaged in by the Company, has been reviewed with the Board for development to be owned or managed by the Company, and/or has been divested by the Company but as to which the Company has an obligation to refrain from involvement, but only for so long as such restriction applies to the Company (“Competitive Business”); provided, however, that the ownership of not more than five percent (5%) of the equity of a publicly traded entity shall not be deemed to be a violation of this paragraph. 2. The Participant also agrees that the Participant will not, directly or indirectly, during the Participant’s employment by the Company and for two (2) years following the termination of such employment for any reason other than a termination by the Company without Cause, induce any person who is an employee, officer, director, or agent of the Company, to terminate such relationship, or employ, assist in employing or otherwise be associated in business with any present or former employee or officer of the Company, including without limitation those who commence such positions with the Company after the date that such Participant’s employment by the Company terminates. 3. The Participant also agrees to return, immediately following the Participant’s termination of employment, any records and business documents, whether on computer or hard copy, and other materials (including but not limited to computer disks and tapes, computer programs and software, office keys, correspondence, files, customer lists, technical information, customer information, pricing information, business strategies and plans, sales records and all copies thereof) (collectively, the “Corporate Records”) provided by the Company and/or its predecessors, subsidiaries or affiliates or obtained as a result of the Participant’s prior employment with the Company and/or its predecessors, subsidiaries or affiliates, or created by the Participant while employed by or rendering services to the Company and/or its predecessors, subsidiaries or affiliates. The Participant acknowledges that all such Corporate Records are the property of the Company. In addition, the Participant shall promptly return in good condition any and all beepers, credit cards, cellular telephone equipment, business cards and computers. 4. The Participant acknowledges and agrees that the restrictions contained in this Attachment A are reasonable and necessary to protect and preserve the legitimate interests, properties, goodwill and business of the Company, including its confidential information and trade secrets ,and that the Company would not have granted an Award to the Participant in the absence of such restrictions. In the event that the provisions of this Attachment A should ever be adjudicated to exceed the limitations permitted by applicable law in any jurisdiction, it is the intention of the parties that the provision shall be amended such that those provisions are made consistent with the maximum limitations permitted by applicable law, that such amendment shall apply only within the jurisdiction of the court that made such adjudication and that those provisions otherwise be enforced to the maximum extent permitted by law. If a Participant has entered into an agreement pursuant to which such Participant is subject to restrictive covenants with respect to the Company that are similar in nature to the covenants of this Attachment A, the provisions of this Attachment A shall not apply to the extent they are deemed to conflict with such other restrictive covenants. However, if there is no conflict, the provisions of this Attachment A shall be deemed to be in addition to, not in lieu of, the provisions of such other agreement. 5. In addition to any other remedy mentioned in this Award Agreement, Participant acknowledges and agrees that if Participant should breach any of the restrictive covenants contained in this Attachment A, irreparable loss and injury would result to the Company, and that damages arising out of such a breach may be difficult to ascertain. Participant

9 therefore agrees that in addition to all other remedies provided at law or equity, the Company may petition and obtain from a court of law or equity all necessary temporary, preliminary and permanent injunctive relief to prevent a breach by Participant of any covenant contained in this Attachment A. Participant agrees further that if it is determined by a court that Participant has breached the terms of this Attachment A, the Company will be entitled to recover from Participant all costs and attorneys’ fees incurred as a result of its attempts to redress such a breach or to enforce its rights and protects its legitimate interests. For purposes of this Attachment A, the term “Company” shall be deemed to include parents, subsidiaries and affiliates of the Company. Notwithstanding the foregoing, if the Participant is employed or provides services in Alabama, Arizona, California, Colorado, Idaho, Illinois, North Carolina, or Wisconsin, the following provisions shall apply: Alabama If Participant resides in Alabama, and is subject to Alabama law, then the following applies to Participant: (i) the restrictions in Paragraph 1 of this Attachment A shall apply only in any geographic area where the Company is actively doing business; and (ii) the restrictions in Paragraph 2 of this Attachment A shall apply only to prohibit the solicitation of employees, officers, directors, or agents of the Company holding positions in the Company that are uniquely essential to the management, organization or service of the Company’s business. Arizona If Participant resides in Arizona, and is subject to Arizona law, then the restrictions in Paragraph 1 of this Attachment A shall apply only in any geographic area where the Company is actively doing business. California If Participant resides in California, and is subject to California law, then the restrictions in Paragraphs 1 and 2 of this Attachment A shall not apply to Participant. Colorado If Participant resides in Colorado, and is subject to Colorado law, then the restrictions in Paragraph 1 of this Attachment A shall apply only if the Participant’s employment with a “Competitive Business” would require (or would be likely to require) the use or disclosure of the Company’s confidential information or trade secrets. Idaho If Participant resides in Idaho, and is subject to Idaho law, then the following applies to Participant: (i) the restrictions in Paragraph 1 of this Attachment A shall apply only in any geographic area where the employee provided services on behalf of the Company; (ii) the restrictions in Paragraph 1 of this Attachment A shall apply only during the eighteen (18) month period following the Participant’s termination of employment for any reason other than a termination by the Company without Cause or, if the Participant terminates employment as a result of Retirement, during the period which is the greater of (a) the eighteen (18) month period following such Retirement or (b) the period beginning on the effective date of such Retirement and ending on the date on which any Award granted to such Participant will vest in full (provided that such period does not exceed eighteen (18) months); and the restrictions in Paragraph 2 of this Attachment A shall apply only during the Participant’s employment by the Company and for eighteen (18) months following the termination of such employment for any reason other than a termination by the Company without Cause. Illinois If Participant resides in Illinois and is subject to Illinois law, then Participant acknowledges and agrees that Participant was provided with at least fourteen (14) calendar days to review this Award Agreement before signing. Additionally, Participant acknowledges and agrees that Participant was advised to consult with an attorney before signing this Award Agreement. North Carolina If Participant resides in North Carolina and is subject to North Carolina law, then the restrictions in Paragraph 1 of this Attachment A shall apply only if Participant accepts employment in a Competitive Business in a role with job duties and responsibilities that are substantially similar to the duties and responsibilities Participant performed on behalf of the Company.

10 Wisconsin If Participant resides in Wisconsin and is subject to Wisconsin law, then the following applies to Participant: (i) the restrictions in Paragraph 1 of this Attachment A shall apply only in any geographic area where the Company is actively doing business; and (i i) the restrictions in Paragraph 1 of this Attachment A shall apply only if Participant accepts employment with a Competitive Business in a role with job duties and responsibilities that are substantially similar to the duties and responsibilities Participant performed on behalf of the Company.

11 ATTACHMENT B Works For Hire Acknowledgment; Assignment The Participant acknowledges that all of the Participant’s work on and contributions to the products of the Company or any Parent or Subsidiary (collectively, the “Products”), including, without limitation, any and all patterns, designs, artworks and other expressions in any tangible medium (collectively, the “Works”) are within the scope of the Participant’s Service and are a part of the services, duties and responsibilities of the Participant. All of the Participant’s work on and contributions to the Works will be rendered and made by the Participant for, at the instigation of, and under the overall direction of the Company (or Parent or Subsidiary, as applicable), and all of the Participant’s said work and contributions, as well as the Works, are and at all times shall be regarded as “work made for hire” as that term is used in the United States Copyright Laws. Without curtailing or limiting this acknowledgment, the Participant hereby assigns, grants, and delivers exclusively to the Company, as to work on and contribution to the Products pursuant hereto all rights, titles, and interests in and to any such Works, and all copies and versions, including all copyrights and renewals. The Participant will execute and deliver to the Company, or its successors and assigns, such other and further assignments, instruments and documents as it from time to time reasonably may request for the purpose of establishing, evidencing, and enforcing or defending its complete, exclusive perpetual, and worldwide ownership of all rights, titles, and interests of every kind and nature whatsoever, including all copyrights in and to the Works. The Participant hereby constitutes and appoints the Company as its agent and attorney-in-fact, with full power of substitution, to execute and deliver said assignments, instruments or documents as the Participant may fail or refuse to execute and deliver, this power and agency being coupled with an interest and being irrevocable.